SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

       Date of Report (Date of earliest event reported): January 29, 2008

                                  ANAREN, INC.
             (Exact name of registrant as specified in its charter)

           New York                      000-6620                16-0928561
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(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
          Incorporation)                                    Identification No.)

       6635 Kirkville Road, East Syracuse, New York                13057
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         (Address of Principal Executive Offices)               (Zip code)

                                 (315) 432-8909
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 29, 2008, Anaren, Inc. issued an earnings release announcing its financial results for second quarter ended December 31, 2007. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

      99.1 Press Release of Anaren, Inc. dated January 29, 2008

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANAREN, INC.


Date:January 29, 2008                   By: /s/ Lawrence A. Sala
                                            ------------------------------------
                                            Lawrence A. Sala
                                            President and
                                            Chief Executive Officer